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                                                                       Exhibit 3

                         AMENDMENT TO RIGHTS AGREEMENT
                         -----------------------------


          AMENDMENT, dated as of May 13, 1996, to the Rights Agreement, dated as of November 30, 1992 by and between Caremark International Inc. (the "Company") and First Chicago Trust Company of New York (as Rights Agent) (the "Rights Agreement").

          WHEREAS, the Company and the Rights Agent have heretofore executed and entered into the Rights Agreement; and

          WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof; and

          WHEREAS, it is proposed that the Company enter into a Plan and Agreement of Merger (as it may be amended or supplemented from time to time, the "Merger Agreement"), substantially in the form set forth in Exhibit A to this Amendment, between the Company, PPM Merger Corporation and MedPartners/Mullikin, Inc. ("MedPartners"), as the same may be amended from time to time (all capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement); and

          WHEREAS, the Board of Directors has determined that the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders; and

          WHEREAS, the Board of Directors has determined that it is in the best interest of the Company and its stockholders to amend the Rights Agreement to exempt the Merger Agreement and the transactions contemplated thereby from the application of the Rights Agreement.

          NOW, THEREFORE, the Company hereby amends the Rights Agreement as follows:

          1. Section 1(a) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

          "Neither MedPartners/Mullikin, Inc., a Delaware corporation ("MedPartners"), PPM Merger Corporation ("Merger Corporation"), nor any other Person, shall be deemed to be an Acquiring Person by virtue of the Plan and Agreement of Merger (as it may be amended or supplemented from time to time, the "Merger Agreement") to be entered into as of May 13, 1996, between the Company, Merger Corporation and MedPartners or by virtue of any of the transactions contemplated thereby."

          2. Section 1(m) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:
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          "Neither the execution and delivery of the Merger Agreement nor consummation of the transactions contemplated by the Merger Agreement, shall be deemed to be a Triggering Event."

          3. Section 1.5 of the Rights Agreement is hereby modified and amended to add the following sentence at the end thereof:

          "Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedy or claim under this Agreement in connection with any transactions contemplated by the Merger Agreement."

          IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and the Rights Agent as of the day and year first written above.


                                      CAREMARK INTERNATIONAL INC.



                                      By: /s/ Dennis Owczarski
                                         _____________________________
                                      Name: Dennis Owczarski
                                      Title: Vice President and Treasurer


                                      FIRST CHICAGO TRUST COMPANY
                                        OF NEW YORK (as Rights Agent)



                                      By: /s/ John C. Bambach
                                         _____________________________
                                      Name: John C. Bambach
                                      Title: Vice President
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            Exhibit A hereto is identical to Exhibit 1 to the 8-K.